UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25371 Commercentre Drive, Suite 200, Lake Forest, CA	92630
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(949) 528-3100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	TBLT	Nasdaq Capital Market
Series A Warrants	TBLTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release, dated February 10, 2021, is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information under Item 7.01 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

On February 9, 2021, ToughBuilt Industries, Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market Inc. (“Nasdaq”) therein stating that the Company has regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) which requires that a Nasdaq-listed company’s common stock maintain a minimum bid price of at least $1.00 per share.

As previously announced, the Company received a notification letter from Nasdaq on July 24, 2020, indicating that the closing bid price per share had been below $1.00 for a period of 30 consecutive business days and that the Company did not meet the Minimum Bid Price Requirement. On January 21, 2021, the Company received a 180-day extension from the Staff to meet Nasdaq’s continuing listing requirements by maintaining a minimum bid price per share of $1.00 for a minimum of 10 consecutive trading days. The Company had until July 19, 2021 to meet Nasdaq’s Minimum Bid Price Rule.

The Nasdaq letter, dated February 9, 2021, stated the Staff had determined that for the prior 20 consecutive business days, from January 12, 2021 to February 8, 2021, the closing bid price of the Company’s common stock had been at $1.00 or greater and that accordingly, the Company has regained compliance under the Minimum Bid Price Rule and that the matter was deemed closed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No:	Description:
99.1	Press Release, dated February 10, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: February 10, 2021	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer